Comparative Basis Financial Information
Supplemental Unaudited Quarterly Comparative Financial Information[1]
Dollars in millions
Unaudited

	Operating Revenues	3/31/2020	6/30/2020	9/30/2020	12/31/2020	2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	2021
	Reported AT&T Operating Revenues	$42,779	$40,950	$42,340	$45,691	$171,760	$43,939	$44,045	$39,922	$40,958	$168,864
[A]	Less: WarnerMedia	(7,765)	(6,728)	(7,395)	(8,554)	(30,442)	(8,526)	(8,791)	(8,442)	(9,873)	(35,632)
[B]	Less: Vrio	(887)	(752)	(753)	(762)	(3,154)	(743)	(749)	(756)	(359)	(2,607)
[C]	Less: Securitization - Revolver (WarnerMedia)	(14)	(23)	(21)	(22)	(80)	(31)	(35)	(41)	(29)	(136)
[D]	Add: Other items (conveyed) retained	12	9	13	18	52	11	16	14	15	56
[K]	Less: Intercompany eliminations	1,232	1,070	1,223	1,388	4,913	1,228	1,254	628	383	3,493
	Revenues from Continuing Operations	35,357	34,526	35,407	37,759	143,049	35,878	35,740	31,325	31,095	134,038
[E]	Less: Video	(7,407)	(7,021)	(7,014)	(7,168)	(28,610)	(6,725)	(6,639)	(2,149)	—	(15,513)
[F]	Less: Other dispositions (Held-for-sale)	(369)	(369)	(420)	(256)	(1,414)	(231)	(158)	(64)	—	(453)
[K]	Less: Intercompany eliminations	64	55	65	83	267	62	57	17	—	136
	Standalone AT&T Operating Revenues	$27,645	$27,191	$28,038	$30,418	$113,292	$28,984	$29,000	$29,129	$31,095	$118,208
	Reported Revenue Growth Rate Y/Y						2.7%	7.6%	(5.7)%	(10.4)%	(1.7)%
	Revenue from Continuing Operations Growth Rate Y/Y						1.5%	3.5%	(11.5)%	(17.6)%	(6.3)%
	Standalone AT&T Revenue Growth Rate Y/Y						4.8%	6.7%	3.9%	2.2%	4.3%

	Operations and Support Expenses	3/31/2020	6/30/2020	9/30/2020	12/31/2020	2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	2021
	Reported AT&T Operations and Support Expenses	$28,071	$30,133	$29,178	$49,457	$136,839	$30,469	$35,015	$27,194	$29,977	$122,655
[A]	Less: WarnerMedia	(5,605)	(4,656)	(5,483)	(5,835)	(21,579)	(6,403)	(6,934)	(6,271)	(8,129)	(27,737)
[B]	Less: Vrio	(783)	(661)	(675)	(681)	(2,800)	(661)	(660)	(660)	(321)	(2,302)
[L]	Less: Merger & Significant items related to WarnerMedia and Vrio	(242)	(2,440)	(183)	(1,082)	(3,947)	(59)	(4,555)	(179)	(215)	(5,008)
[D]	Add: Other items (conveyed) retained	57	67	55	75	254	41	42	48	40	171
[C]	Less: WarnerMedia Film amortization recharacterization and receivable securitization	13	54	(11)	(16)	40	(49)	(52)	(28)	(33)	(162)
[K]	Less: Intercompany eliminations	858	814	853	823	3,348	879	882	529	383	2,673
	Operations and Support Expenses from Continuing Operations	22,369	23,311	23,734	42,741	112,155	24,217	23,738	20,633	21,702	90,290
[D]	Less: Video	(6,020)	(5,809)	(5,887)	(6,458)	(24,174)	(5,660)	(5,275)	(1,731)	—	(12,666)
[E]	Less: Other dispositions (Held-for-sale)	(272)	(268)	(310)	(190)	(1,040)	(194)	(115)	(47)	—	(356)
[L]	Less: Merger & Significant items related to DTV and other dispositions	(32)	(98)	(24)	(15,529)	(15,683)	(13)	(22)	37	11	13
[K]	Less: Intercompany eliminations	64	55	65	83	267	62	57	17	—	136
[M]	Less: Reclassification of allocations for separated businesses	(76)	(86)	(76)	(84)	(322)	(15)	(19)	(16)	4	(46)
[G]	Add: DTV-related retained costs	350	350	350	350	1,400	350	350	117	—	817
	Standalone AT&T Operations and Support Expenses	16,535	17,627	18,004	21,081	73,247	18,777	18,752	19,042	21,709	78,280
[L]	Standalone AT&T Merger & Significant items	750	(757)	56	(44)	5	11	93	(145)	(97)	(138)
	Standalone AT&T Adjusted Operations and Support Expenses	$17,285	$16,870	$18,060	$21,037	$73,252	$18,788	$18,845	$18,897	$21,612	$78,142
	Reported Operations and Support Expense Growth Rate Y/Y						8.5%	16.2%	(6.8)%	(39.4)%	(10.4)%
	Operations and Support Expenses from Continuing Operations Growth Rate Y/Y						8.3%	1.8%	(13.1)%	(49.2)%	(19.5)%
	Standalone AT&T Operations and Support Expense Growth Rate Y/Y						13.6%	6.4%	5.8%	3.0%	6.9%
	Standalone AT&T Adjusted Operations and Support Expense Growth Rate Y/Y						8.7%	11.7%	4.6%	2.7%	6.7%

	Depreciation and Amortization Expense	3/31/2020	6/30/2020	9/30/2020	12/31/2020	2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	2021
	Reported AT&T Depreciation and Amortization Expense	$7,222	$7,285	$7,030	$6,979	$28,516	$5,809	$5,761	$5,619	$5,673	$22,862
[A]	Less: WarnerMedia	(161)	(164)	(169)	(177)	(671)	(163)	(165)	(163)	(165)	(656)
[B]	Less: Vrio	(147)	(127)	(126)	(120)	(520)	(117)	(114)	—	—	(231)
[D]	Add: Other items (conveyed) retained	3	3	3	3	12	3	3	3	3	12
[C]	Less: WarnerMedia Film amortization recharacterization and receivable securitization	(69)	(77)	(47)	(38)	(231)	(20)	(16)	(18)	(19)	(73)
[L]	Less: Merger & Significant items related to WarnerMedia and Vrio	(1,143)	(1,267)	(1,082)	(1,093)	(4,585)	(1,045)	(1,040)	(1,021)	(1,014)	(4,120)
[K]	Less: Intercompany eliminations	—	1	—		1	—	—	—	—	—
	Depreciation and Amortization Expense from Continuing Operations	5,705	5,654	5,609	5,554	22,522	4,467	4,429	4,420	4,478	17,794
[E]	Less: Video	(591)	(593)	(557)	(521)	(2,262)	(164)	(148)	(44)	—	(356)
[F]	Less: Other dispositions (Held-for-sale)	(4)	(4)	(4)	(3)	(15)	—	—	—	—	—
[L]	Less: Merger & Significant items related to DTV and other dispositions	(879)	(846)	(813)	(780)	(3,318)	—	—	—	—	—
[G]	Add: DTV-related retained costs	180	180	180	180	720	180	180	60	—	420
	Standalone AT&T Depreciation and Amortization Expense	4,411	4,391	4,415	4,430	17,647	4,483	4,461	4,436	4,478	17,858
[L]	Standalone AT&T Merger & Significant items	(34)	(32)	(26)	(31)	(123)	(86)	(29)	9	(7)	(113)
	Standalone AT&T Adjusted Depreciation and Amortization Expense	$4,377	$4,359	$4,389	$4,399	$17,524	$4,397	$4,432	$4,445	$4,471	$17,745
	Reported Depreciation and Amortization Expense Growth Rate Y/Y						(19.6)%	(20.9)%	(20.1)%	(18.7)%	(19.8)%
	Depreciation and Amortization Expense from Continuing Operations Growth Rate Y/Y						(21.7)%	(21.7)%	(21.2)%	(19.4)%	(21.0)%
	Standalone AT&T Depreciation and Amortization Expense Growth Rate Y/Y						1.6%	1.6%	0.5%	1.1%	1.2%
	Standalone AT&T Adjusted Depreciation and Amortization Expense Growth Rate Y/Y						0.5%	1.7%	1.3%	1.6%	1.3%

Operating Income	3/31/2020	6/30/2020	9/30/2020	12/31/2020	2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	2021
Reported AT&T Operating Income	$7,486	$3,532	$6,132	$(10,745)	$6,405	$7,661	$3,269	$7,109	$5,308	$23,347
Less: WarnerMedia	(1,999)	(1,908)	(1,743)	(2,542)	(8,192)	(1,960)	(1,692)	(2,008)	(1,579)	(7,239)
Less: Vrio	43	36	48	39	166	35	25	(96)	(38)	(74)
Less: Merger & Significant items related to WarnerMedia and Vrio	1,385	3,707	1,265	2,175	8,532	1,104	5,595	1,200	1,229	9,128
Add: Other items conveyed (retained)	(48)	(61)	(45)	(60)	(214)	(33)	(29)	(37)	(28)	(127)
Less: WarnerMedia Film amortization recharacterization and receivable securitization	42	—	37	32	111	38	33	5	23	99
Less: Intercompany eliminations	374	255	370	565	1,564	349	372	99	—	820
Operating Income from Continuing Operations	7,283	5,561	6,064	(10,536)	8,372	7,194	7,573	6,272	4,915	25,954
Less: Video	(796)	(619)	(570)	(189)	(2,174)	(901)	(1,216)	(374)	—	(2,491)
Less: Other dispositions (Held-for-sale)	(93)	(97)	(106)	(63)	(359)	(37)	(43)	(17)	—	(97)
Less: Merger & Significant items related to DTV and other dispositions	911	944	837	16,309	19,001	13	22	(37)	(11)	(13)
Less: Intercompany eliminations	—	—	—	—	—	—	—	—	—	—
Less: Reclassification of allocations for separated businesses	(76)	(86)	(76)	(84)	(322)	(15)	(19)	(16)	4	(46)
Add: Retained costs	(530)	(530)	(530)	(530)	(2,120)	(530)	(530)	(177)	—	(1,237)
Standalone AT&T Operating Income	$6,699	$5,173	$5,619	$4,907	$22,398	$5,724	$5,787	$5,651	$4,908	$22,070
Standalone AT&T Merger & Significant items	(716)	789	(30)	77	120	75	(64)	136	104	251
Standalone AT&T Adjusted Operating Income	$5,983	$5,962	$5,589	$4,984	$22,518	$5,799	$5,723	$5,787	$5,012	$22,321
Reported Operating Income Growth Rate Y/Y						2.3%	(7.4)%	15.9%	149.4%	264.5%
Operating Income from Continuing Operations Growth Rate Y/Y						(1.2)%	36.2%	3.4%	146.6%	210.0%
Standalone AT&T Operating Income Growth Rate Y/Y						(14.6)%	11.9%	0.6%	—%	(1.5)%
Standalone AT&T Adjusted Operating Income Growth Rate Y/Y						(3.1)%	(4.0)%	3.5%	0.6%	(0.9)%
Reported Operating Income Margin	17.5%	8.6%	14.5%	(23.5)%	3.7%	17.4%	7.4%	17.8%	13.0%	13.8%
Operating Income Margin from Continuing Operations	20.6%	16.1%	17.1%	(27.9)%	5.9%	20.1%	21.2%	20.0%	15.8%	19.4%
Standalone AT&T Operating Income Margin	24.2%	19.0%	20.0%	16.1%	19.8%	19.7%	20.0%	19.4%	15.8%	18.7%
Standalone AT&T Adjusted Operating Income Margin	21.6%	21.9%	19.9%	16.4%	19.9%	20.0%	19.7%	19.9%	16.1%	18.9%

	Other Income (Expense)	3/31/2020	6/30/2020	9/30/2020	12/31/2020	2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	2021
	Interest expense	$(2,018)	$(2,041)	$(1,972)	$(1,894)	$(7,925)	$(1,870)	$(1,684)	$(1,667)	$(1,663)	$(6,884)
	Equity in net income (loss) of affiliates	(6)	(10)	5	106	95	52	41	91	447	631
	Other income (expense) - net	803	1,017	(231)	(3,020)	(1,431)	4,221	999	2,279	2,354	9,853
	Reported AT&T Other Income (Expense)	(1,221)	(1,034)	(2,198)	(4,808)	(9,261)	2,403	(644)	703	1,138	3,600
	Less: Interest expense on debt conveyed	54	52	49	43	198	46	45	40	31	162
	Less: Equity method investments conveyed	(25)	1	(7)	20	(11)	(68)	(56)	74	1	(49)
	Less: Other income (expense) - net related to WarnerMedia and Vrio	(24)	(42)	(41)	220	113	(22)	(215)	119	(179)	(297)
[L]	Less: Merger & Significant items related to WarnerMedia and Vrio	24	158	37	2	221	—	135	(703)	124	(444)
	Other Income (Expense) from Continuing Operations	(1,192)	(865)	(2,160)	(4,523)	(8,740)	2,359	(735)	233	1,115	2,972
[I]	Less: Estimated interest expense impact of debt redemptions	—	—	—	—	—	371	371	371	371	1,484
[H]	Add: Estimated equity in net income from DIRECTV investment	971	848	789	497	3,105	746	955	293	—	1,994
[L]	Less: Merger & Significant items related to DTV and other dispositions	5	—	—	82	87	(64)	—	(2)	67	1
	Standalone AT&T Other Income (Expense)	$(216)	$(17)	$(1,371)	$(3,944)	$(5,548)	$3,412	$591	$895	$1,553	$6,451
[L]	Standalone AT&T Merger & Significant items	288	(26)	1,225	3,862	5,349	(2,899)	(12)	25	(854)	(3,740)
	Standalone AT&T Adjusted Other Income (Expense)	$72	$(43)	$(146)	$(82)	$(199)	$513	$579	$920	$699	$2,711

	Income From Continuing Operations	3/31/2020	6/30/2020	9/30/2020	12/31/2020	2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	2021
	Revenues	$35,357	$34,526	$35,407	$37,759	$143,049	$35,878	$35,740	$31,325	$31,095	$134,038
	Operations and Support Expenses	22,369	23,311	23,734	42,741	112,155	24,217	23,738	20,633	21,702	90,290
	Depreciation and Amortization Expense	5,705	5,654	5,609	5,554	22,522	4,467	4,429	4,420	4,478	17,794
	Operating Income	7,283	5,561	6,064	(10,536)	8,372	7,194	7,573	6,272	4,915	25,954
	Other Income (Expense)	(1,192)	(865)	(2,160)	(4,523)	(8,740)	2,359	(735)	233	1,115	2,972
	Income (Loss) Before Income Taxes	6,091	4,696	3,904	(15,059)	(368)	9,553	6,838	6,505	6,030	28,926
	Income tax expense	1,280	1,026	741	(1,900)	1,147	2,028	1,047	1,335	906	5,316
	Income from Continuing Operations	4,811	3,670	3,163	(13,159)	(1,515)	7,525	5,791	5,170	5,124	23,610
	Less: Pro Forma adjustments to Operating Income	(584)	(388)	(445)	15,443	14,026	(1,470)	(1,786)	(621)	(7)	(3,884)
	Less: Pro forma adjustments Other Income (Expense)	976	848	789	579	3,192	1,053	1,326	662	438	3,479
[J]	Less: Estimated tax on pro forma adjustments	92	113	64	1,773	2,042	(62)	(101)	41	17	(106)
	Standalone AT&T Net Income	5,111	4,017	3,443	1,090	13,661	7,170	5,432	5,170	5,538	23,311
	Standalone AT&T Merger & Significant items	(341)	596	966	2,930	4,151	(2,251)	(72)	20	(802)	(3,105)
[M]	Add: Adjustment of estimated interest expense impact of debt redemptions	—	—	—	—	—	(297)	(297)	(297)	(297)	(1,188)
	Standalone AT&T Adjusted Net Income	4,770	4,613	4,409	4,020	17,812	4,622	5,063	4,893	4,439	19,018
	Less: Income from Continuing Operations attributable to Noncontrolling Interest	(353)	(282)	(352)	(368)	(1,355)	(392)	(304)	(355)	(347)	(1,398)
	Less: Preferred Stock Dividends	(32)	(52)	(54)	(55)	(193)	(50)	(56)	(50)	(51)	(207)
	Less: Merger & Significant items related to WarnerMedia and Vrio	—	(105)	—	—	(105)	—	(81)	—	—	(81)
	Adjusted Income from Continuing Operations Attributable to AT&T	$4,385	$4,174	$4,003	$3,597	$16,159	$4,180	$4,622	$4,488	$4,041	$17,332

Earnings from continuing operations per share of common stock:[1]	3/31/2020	6/30/2020	9/30/2020	12/31/2020	2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	2021
Basic	$0.62	$0.45	$0.39	$(1.90)	$(0.44)	$0.99	$0.75	$0.66	$0.66	$3.06
Diluted	$0.61	$0.45	$0.38	$(1.89)	$(0.44)	$0.99	$0.74	$0.66	$0.66	$3.05

Comparative Basis Adjusted Diluted	$0.61	$0.58	$0.56	$0.50	$2.25	$0.58	$0.64	$0.62	$0.56	$2.41

	EBITDA[2]	3/31/2020	6/30/2020	9/30/2020	12/31/2020	2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	2021
	Reported AT&T Net Income	$4,963	$1,563	$3,168	$(13,515)	$(3,821)	$7,942	$1,874	$6,273	$5,390	$21,479
	Additions:
	Income Tax Expense (Benefit)	1,302	935	766	(2,038)	965	2,122	751	1,539	1,056	5,468
	Interest Expense	2,018	2,041	1,972	1,894	7,925	1,870	1,684	1,667	1,663	6,884
	Equity in Net Income (Loss) of Affiliates	6	10	(5)	(106)	(95)	(52)	(41)	(91)	(447)	(631)
	Other (Income) Expense - net	(803)	(1,017)	231	3,020	1,431	(4,221)	(999)	(2,279)	(2,354)	(9,853)
	Depreciation and amortization	7,222	7,285	7,030	6,979	28,516	5,809	5,761	5,619	5,673	22,862
	EBITDA	14,708	10,817	13,162	(3,766)	34,921	13,470	9,030	12,728	10,981	46,209
[L]	Adjustments	(476)	3,295	151	16,655	19,625	61	4,484	287	301	5,133
	Adjusted EBITDA	14,232	14,112	13,313	12,889	54,546	13,531	13,514	13,015	11,282	51,342
	Less: WarnerMedia	(2,160)	(2,072)	(1,912)	(2,719)	(8,863)	(2,123)	(1,857)	(2,171)	(1,744)	(7,895)
	Less: Vrio	(104)	(91)	(78)	(81)	(354)	(82)	(89)	(96)	(38)	(305)
	Add: Other items conveyed (retained)	(45)	(58)	(42)	(57)	(202)	(30)	(26)	(34)	(25)	(115)
	Less: WarnerMedia Film amortization recharacterization and receivable securitization	(27)	(77)	(10)	(6)	(120)	18	17	(13)	4	26
	Less: Other dispositions (Held-for-sale)	(97)	(101)	(110)	(66)	(374)	(37)	(43)	(17)	—	(97)
	Less: Video	(1,387)	(1,212)	(1,127)	(710)	(4,436)	(1,065)	(1,364)	(418)	—	(2,847)
	Less: Intercompany eliminations	374	256	370	565	1,565	349	372	99	—	820
	Less: Reclassification of allocations for separated businesses	(76)	(86)	(76)	(84)	(322)	(15)	(19)	(16)	4	(46)
	Add: Retained costs	(350)	(350)	(350)	(350)	(1,400)	(350)	(350)	(117)	—	(817)
	Standalone AT&T Adjusted EBITDA[3]	$10,360	$10,321	$9,978	$9,381	$40,040	$10,196	$10,155	$10,232	$9,483	$40,066
	Adjusted EBITDA Growth Rate Y/Y						(4.9)%	(4.2)%	(2.2)%	(12.5)%	(5.9)%
	Standalone AT&T Adjusted EBITDA Growth Rate Y/Y						(1.6)%	(1.6)%	2.5%	1.1%	0.1%
	Standalone AT&T EBITDA Margin	33.3%	34.5%	31.4%	28.2%	31.8%	30.8%	30.7%	32.6%	27.5%	30.4%
	Standalone AT&T Adjusted EBITDA Margin	37.5%	38.0%	35.6%	30.8%	35.3%	35.2%	35.0%	35.1%	30.5%	33.9%

	[1] Diluted EPS does not reflect the adoption of ASU 2020-06.
	2 EBITDA is operating income before depreciation and amortization. It excludes depreciation and amortization, interest expense, other income (expense) - net and income taxes from net income.

[3]Standalone AT&T adjusted EBITDA and pro forma adjusted net income definitions have been updated to exclude mark-to-market adjustments on benefit-related investments in 2021. Benefit-related investment gains included in EBITDA were ~$30M, $70M, $5M and $20M in the first, second, third and fourth quarters of 2021. Total benefit-related gains (losses) in net income were ~$90M, $170M, $0M and $170M in first, second, third and fourth quarters of 2021.

NOTES

[A]	WarnerMedia segment results as reported in AT&T's consolidated financial statements, including Otter, Xandr and Playdemic.
[B]	Vrio business unit results within the Latin America segment as reported in AT&T's consolidated statements. AT&T retained the investment in Sky Mexico.
[C]	Adjustments for impacts from receivable securitizations related to WarnerMedia and the recharacterization of programming intangible assets amortization for released programming acquired in the Time Warner acquisition, which we continued to report with the WarnerMedia segment operating expenses.
[D]	Adjustments for AT&T's retention of the addressable TV advertising business, Invidi, and historically allocated general corporate overhead costs that do not meet the requirements for presentation in discontinued operations.
[E]	Video business results as reported in AT&T's consolidated financial results; quarters ended 2021 include retained depreciation on assets supporting U-verse products.
[F]	Other dispositions include the held-for-sale businesses, Crunchyroll, Government Solutions and operations in Puerto Rico that do not meet the requirements for presentation in discontinued operations.
[G]	After the DIRECTV transaction, we expect to retain incurred operations and support costs in the range of ~$500M per quarter and depreciation of network infrastructure that provides both U-verse video and broadband services to customers of ~$150M per quarter, of which approximately 60% will be received from DIRECTV through transition service agreements and commercial arrangements. These estimated net retained costs have been applied to prior periods for comparability.
[H]	Estimated equity in net income of affiliates from DIRECTV. Calculated at 70% of Video EBITDA, which excludes the noncash depreciation and amortization of fair value accretion expected to result from DIRECTV’s revaluation of assets and purchase price allocation.
[I]	Reflects the use of proceeds to pay down approximately $39.0 billion of borrowings and the resulting reduction to interest expense. The estimated impact of interest expense reduction was determined using the weighted-average interest rate of AT&T’s long-term debt portfolio, including credit agreement borrowings and the impact of derivatives, of 3.8%. As of the date of the filing to which these unaudited pro forma financial statements are attached, the Company has committed to approximately $10.1 billion of term loan repayments with a weighted-average rate of 1.1% and make-whole or other redemptions totaling $9.3 billion with a weighted-average rate of 3.5%. This adjustment is required for forma financial information prepared in accordance with Article 11 of Regulation S-X.
[J]	Estimated tax impact of pro forma and other adjustments at AT&T's adjusted effective tax rate of 20.0% for the year ended December 31, 2021, and 19.6% for the year ended December 31, 2020.
[K]	Under GAAP, AT&T removed transactions involving dealing between segments, including channel distribution of WarnerMedia content, and advertising arrangements.

[L] Non-GAAP Adjustments[1]:	3/31/2020	6/30/2020	9/30/2020	12/31/2020	2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	2021
Intercompany Eliminations as reported by AT&T:
DTC (HBO Max) sales to Mobility & Consumer Wireline	$—	$(61)	$(190)	$(217)	$(468)	$(235)	$(253)	$(261)	$(302)	$(1,051)
WarnerMedia video distribution sales to DIRECTV and Vrio	(794)	(704)	(600)	(544)	(2,642)	(585)	(570)	(226)	(31)	(1,412)
WarnerMedia sales of DIRECTV advertising inventory	(413)	(294)	(408)	(603)	(1,718)	(388)	(410)	(111)	—	(909)
Other	(89)	(66)	(90)	(107)	(352)	(82)	(78)	(47)	(50)	(257)
Revenue Eliminations	(1,296)	(1,125)	(1,288)	(1,471)	(5,180)	(1,290)	(1,311)	(645)	(383)	(3,629)
DTC (HBO Max) sales to Mobility & Consumer Wireline	—	(61)	(190)	(217)	(468)	(235)	(253)	(261)	(302)	(1,051)
WarnerMedia video distribution sales to DIRECTV and Vrio	(794)	(704)	(600)	(544)	(2,642)	(585)	(570)	(226)	(31)	(1,412)
WarnerMedia sales of DIRECTV advertising inventory	(39)	(38)	(38)	(38)	(153)	(39)	(38)	(12)	—	(89)
Other	(89)	(66)	(90)	(107)	(352)	(82)	(78)	(47)	(50)	(257)
Operations and Support Eliminations	(922)	(869)	(918)	(906)	(3,615)	(941)	(939)	(546)	(383)	(2,809)
Operating Income & EBITDA	$(374)	$(256)	$(370)	$(565)	$(1,565)	$(349)	$(372)	$(99)	$—	$(820)

[L] Non-GAAP Adjustments[1]:	3/31/2020	6/30/2020	9/30/2020	12/31/2020	2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	2021
Merger costs	$182	$211	$38	$37	$468	$37	$—	$130	$132	$299
Employee separation costs and benefit-related (gain) loss	119	765	40	253	1,177	57	—	—	—	57
Recast: (Gains) losses on benefit- related investments	—	—	—	—	—	(33)	(71)	(4)	(19)	(127)
Asset impairments and abandonments	123	2,319	73	16,365	18,880	—	4,555	161	188	4,904
Gain on spectrum transaction	(900)	—	—	—	(900)	—	—	—	—	—
Adjustments to Operations and Support Expenses/ EBITDA	(476)	3,295	151	16,655	19,625	61	4,484	287	301	5,133
Amortization of intangible assets	2,056	2,145	1,921	1,890	8,012	1,131	1,069	1,012	1,021	4,233
Impairments	—	—	—	14	14	—	—	—	—	—
Adjustments to Operating Income	1,580	5,440	2,072	18,559	27,651	1,192	5,553	1,299	1,322	9,366
Other income (expense) net[2]	317	132	1,262	3,971	5,682	(2,903)	337	(682)	(491)	(3,739)
Recast: (Gains) losses on benefit- related and other cost investments	—	—	—	(17)	(17)	(60)	(214)	2	(154)	(426)
Tax impact of adjustments and discrete items	(394)	(749)	(648)	(3,227)	(5,018)	352	(1,018)	(195)	(224)	(1,085)
Noncontrolling interest	—	(105)	—	—	(105)	—	(81)	—	—	(81)
Adjustments to Net Income	$1,503	$4,718	$2,686	$19,286	$28,193	$(1,419)	$4,577	$424	$453	$4,035

1 As reported in AT&T’s Form 8-K filed April 22, 2021, July 23, 2021, October 21, 2021 and January 26, 2022, recast for consistency to include gains on benefit-related and other cost investments as noted above. Adjusting items include items considered non-operational or non-recurring in nature, including dispositions and merger integration and transaction costs, actuarial gains and losses, significant abandonments and impairments, severance and other material gains and losses.
2 Includes adjustments to equity in net income of affiliates, including adjustment for DIRECTV intangible amortization (proportionate share).

[M]	Adjustment to reflect AT&T's first-quarter 2022 reclassification of certain administrative costs born by AT&T where the business units did not influence decision making. These costs are not expected to continue in standalone AT&T.